   As filed with the Securities and Exchange Commission on April 17, 1998

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Post-Effective Amendment No. 13       [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 15         [X]
                       (Check appropriate box or boxes)

              LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.
              (Exact name of registrant as specified in charter)
                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Principal Executive Offices - Zip Code)
       Registrant's Telephone Number, including Area Code (219)455-2000

                             Jack D. Hunter, Esq.
                             200 East Berry Street
                          Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                         Fiscal year-end: December 31

It is proposed that this filing will become effective:
               Immediately upon filing pursuant to paragraph (b)
           X   On May 1, 1998 pursuant to paragraph (b)
               60 days after filing pursuant to paragraph (a)(1)
               On             pursuant to paragraph (a)(1)
               75 days after filing pursuant to paragraph (a)(2) On pursuant to paragraph (a)(2) of rule 485.

              LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.

                                  CONTENTS OF
                      POST-EFFECTIVE AMENDMENT NO. 13 AND
                               AMENDMENT NO. 15
                                      to
                           Registration on Form N-1A

This amendment consists of the following papers and documents:

Facing Sheet

Contents sheet

Cross-reference sheet

Part A -

  Prospectus

Part B -

  Statement of Additional Information

Part C -

  Items 24 through 32

  Signatures

  Exhibit Index

              LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.
                             CROSS REFERENCE SHEET
                         [as required by Rule 481(a)]

Item Number - Part A                 Location in Prospectus
---------------------                ----------------------
1.  Cover Page                       Preface

2.  Synopsis                         Not Applicable

3.  Condensed Financial
     Information                     Preface

4.  General Description of           Description of the Fund; Investment
     Registrant                      Policies and Techniques; Investment
                                     Restrictions; Strategic Portfolio
                                     Transactions (Prospectus and Appendix)

5.  Management of Fund               Description of the Fund; Investment
                                     Policies and Techniques; Management of the funds (Appendix)

5A. Management's Discussion          Management's Discussion of Fund
     of Fund Performance             Performance (Appendix)

6.  Capital Stock and Other          Description of Shares; Sales and
      Securities                     Redemption of Shares; General Information;
                                     Distribution; Distribution and Federal
                                     Income Tax Considerations (All in Appendix)

7.  Purchase of Securities           Net Asset Value; Purchase of Securities
     Being Offered                   Being Offered; Sale and Redemption of
                                     Shares (All in Appendix)

8.  Redemption                       Sale and Redemption of Shares
     or Repurchase                   (Appendix)

9.  Legal Proceedings                Not Applicable

                                     Location in Statement of
Item Number - Part B                 Additional Information
---------------------                ------------------------

10. Cover Page                       Cover Page

11. Table of Contents                Table of Contents

12. General Information              General Information and History
     and History

13. Investment Objectives            Investment Restrictions; Investment
     and Policies                    Policies and Techniques (continued)
                                     (Appendix); Strategic Portfolio
                                     Transactions (Appendix)

14. Management of the
     Fund                            Directors and Officers (Appendix)

15. Control Persons and              See "Management of the Funds" and
     Principal Holders of            "Description of Shares" in the Prospectus
     Securities                      Appendix

16. Investment Advisory              Investment Advisor and Sub-Advisor;
     and Other Services              Custodian; Independent Auditors (All in
                                     Appendix)

17. Brokerage Allocation             Portfolio Transactions and Brokerage

18. Capital Stock and                Not Applicable
     Other Securities

19. Purchase, Redemption             Purchase of Securities Being Offered; Sale
     and Pricing of                  and Redemption of Shares; and Net Asset
     Securities Being Offered        Value; all in the Prospectus Appendix

20. Tax Status                       Taxes

21. Underwriters                     Not Applicable

22. Calculation of                   Not Applicable (See the SAI for the
     Performance Data                Variable Annuity Account on Form N-4.)

23. Financial Statements             Financial Statements

PREFACE TO THE MULTI FUND-REGISTERED TRADEMARK- PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (AG)

Lincoln National Bond Fund, Inc. (B)

Lincoln National Capital Appreciation Fund, Inc. (CA)

Lincoln National Equity-Income Fund, Inc. (E-I)

Lincoln National Global Asset Allocation Fund, Inc. (GAA)

Lincoln National Growth and Income Fund, Inc. (GI)

Lincoln National International Fund, Inc. (I)

Lincoln National Managed Fund, Inc. (M)

Lincoln National Money Market Fund, Inc. (MM)

Lincoln National Social Awareness Fund, Inc. (SA)

Lincoln National Special Opportunities Fund, Inc. (SO)

Shares of all the FUNDS are sold to Lincoln National Life Insurance Co. (LINCOLN
LIFE) for allocation to its Variable Annuity Account C (THE VARIABLE ANNUITY ACCOUNT [VAA]) to fund VARIABLE ANNUITY CONTRACTS and for allocation to its Variable Life Account K to fund variable life insurance contracts.

To fund its variable life contracts, Variable Life Account D buys shares of the Bond, Growth and Income, Managed, Money Market and Special Opportunities Funds. To fund its variable life contracts, Variable Life Account G buys shares of the Growth and Income and Special Opportunities Funds.

Each of these Variable Life and Annuity Accounts may be referred to as a VARIABLE ACCOUNT. For each FUND listed above, see Description of the fund in its Prospectus for a statement of that FUND'S investment objective. Each of these FUNDS is referred to individually as a FUND; collectively, as the FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THESE PROSPECTUSES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These Prospectuses set forth concisely the information about each FUND that you ought to know before investing. Please read and keep this Prospectus booklet for future reference.

A separate STATEMENT OF ADDITIONAL INFORMATION (SAI) for each FUND has been filed with the SEC. By this reference, each SAI, dated May 1, 1998, is incorporated into the Prospectus of the FUND with which it is registered. A free copy will be provided upon request. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

The Financial Highlights table of each FUND contains per-share data calculated on the basis of a share outstanding throughout the period, together with financial ratios and other supplemental data. The Financial Highlights table is incorporated by reference to the FUND'S 1997 Annual Report. A copy of the Annual Report will be provided on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THESE PROSPECTUSES, IN CONNECTION WITH THE OFFERS CONTAINED IN THEM. IF ANY ARE GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND(S) IN QUESTION. THESE PROSPECTUSES DO NOT CONSTITUTE OFFERS BY THE FUNDS TO SELL, OR SOLICITATIONS OF ANY OFFERS TO BUY, ANY OF THE SECURITIES OFFERED BY THEM IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE THOSE OFFERS.

Prospectuses dated May 1, 1998

DIRECTORY FOR THE FUND PROSPECTUSES

SUBJECT                                          PAGE
--------------------------------------------------------
PREFACE                                               27
DESCRIPTION OF THE FUND
Aggressive Growth Fund                                29
Bond Fund                                             35
Capital Appreciation Fund                             39
Equity-Income Fund                                    43
Global Asset Allocation Fund                          47
Growth and Income Fund                                53
International Fund                                    55
Managed Fund                                          59
Money Market Fund                                     63
Social Awareness Fund                                 65
Special Opportunities Fund                            69
--------------------------------------------------------
INVESTMENT POLICIES AND TECHNIQUES
Aggressive Growth Fund                                29
Bond Fund                                             35
Capital Appreciation Fund                             39
Equity-Income Fund                                    43
Global Asset Allocation Fund                          47
Growth and Income Fund                                53
International Fund                                    55
Managed Fund                                          59
Money Market Fund                                     63
Social Awareness Fund                                 65
Special Opportunities Fund                            69
--------------------------------------------------------
INVESTMENT RESTRICTIONS
Aggressive Growth Fund                                32
Bond Fund                                             37
Capital Appreciation Fund                             41
Equity-Income Fund                                    45
Global Asset Allocation Fund                          50
Growth and Income Fund                                53
International Fund                                    57
Managed Fund                                          61
Money Market Fund                                     64
Social Awareness Fund                                 66
Special Opportunities Fund                            70

SUBJECT                                          PAGE
--------------------------------------------------------
STRATEGIC PORTFOLIO TRANSACTIONS
Aggressive Growth Fund                                32
Bond Fund                                             37
Capital Appreciation Fund                             42
Equity-Income Fund                                    46
Global Asset Allocation Fund                          50
Growth and Income Fund                                54
International Fund                                    58
Managed Fund                                          61
Money Market Fund                                     64
Social Awareness Fund                                 66
Special Opportunities Fund                            71
--------------------------------------------------------
APPENDIX -- CONTAINS IMPORTANT INFORMATION
FOR ALL FUNDS
Net asset value                                       73
Management of the funds                               73
Purchase of securities being offered                  75
Sale and redemption of shares                         76
Distributions and federal income tax
considerations                                        76
Management discussion of fund performance             76
Description of shares                                 76
Strategic portfolio transactions --
additional information                                77
Foreign investments                                   79
General information                                   80
Statement of Additional Information
Table of contents -- 11 underlying funds              83


LINCOLN NATIONAL
GLOBAL ASSET ALLOCATION FUND, INC.

DESCRIPTION OF THE FUND

The Global Asset Allocation Fund (FUND) was incorporated in Maryland in 1987. It is an open-end diversified management investment company whose investment objective is long-term total return consistent with preservation of capital. The concept of total return is to increase the value of a shareholder's investment through both capital appreciation and current income. The FUND pursues its objective by investing in a diversified portfolio of equity and fixed income securities of both United States and foreign issuers (including money market instruments) through the allocation of FUND assets among a number of investment categories described more fully in Investment policies and techniques. The FUND'S objective is fundamental and cannot be changed without the affirmative vote of a majority of the outstanding shares of the FUND. See General information in the Appendix. There is no assurance that the objective of the FUND will be achieved.

The FUND is designed to provide a complete investment program for investors seeking a diversified portfolio that will be professionally managed to achieve long-term results through a variety of market conditions.


PORTFOLIO MANAGERS



Putnam's Global Asset Allocation Team has primary responsibility for the day-to-day asset allocation and management of the FUND. Recommendations and decisions regarding the purchase and sale of individual securities are made by consensus by Putnam's respective asset class investment teams.


INVESTMENT POLICIES AND TECHNIQUES

The FUND'S investment strategy is based on two principles:

1. Greater diversification among different types of securities may reduce fluctuations in the value of a portfolio and therefore may reduce the risk of loss in unfavorable market conditions and/or

2. The relative market opportunities and risks in the major securities categories typically represented in a fully diversified portfolio equities, fixed income securities and money market instruments vary at times. By employing an investment practice known as asset allocation, the proportion of the Global Asset Allocation FUND'S assets invested in each category can be shifted in anticipation of or in response to changing market conditions, in pursuit of the FUND'S objective.

In regard to the asset allocation method, the FUND'S portfolio may include investments in each of the following categories:

Aggressive Equity Securities
Growth Equity Securities
Conservative Equity Securities
International Equity Securities
Convertible Securities (including Common Stock
  Equivalents)
U.S. Fixed-Income Securities
International Fixed-Income Securities
Lower-Rated Fixed-Income Securities
Money Market Instruments

The specific allocation of FUND assets among the categories will be determined by the sub-advisor at least quarterly based on its assessment of relative market opportunities and risks. The determination of asset mix is based on the sub-advisor's analyses and forecasts relating to economic and market factors.

AGGRESSIVE EQUITY SECURITIES

This category will include investments in common stocks of companies which the sub-advisor believes have potential for capital appreciation which is significantly greater than that of the market averages. A significant portion of the investments will generally consist of smaller and less seasoned issuers which the sub-advisor believes have a unique proprietary product or profitable market niche and the potential to grow rapidly. These securities present greater opportunity for capital appreciation, but may also involve greater risk, and may change in value more than securities of larger, more established companies. The FUND will also invest in securities of larger companies where opportunities for above average capital appreciation appear favorable. Portfolio securities in this category may be traded for short-term profits. Portfolio securities in this category are not purchased to generate current income.

GROWTH EQUITY SECURITIES

This category will include investments in common stocks of companies believed to have above-average growth characteristics. In selecting such instruments, growth potential is given greater consideration than current income.

CONSERVATIVE EQUITY SECURITIES

This category will include investments in common stocks of large, mature companies that offer the potential for capital growth, current income or both. These stocks often have relatively high levels of dividend payments.

INTERNATIONAL EQUITY SECURITIES

This category will include investments in equity securities of companies domiciled in foreign countries, which securities are traded on a U.S. or foreign market. The securities will primarily be in common stocks or securities convertible into common stock. Investments will be made in small or large companies (including relatively less well-known companies) whose earnings are believed to be in a fairly strong growth trend or whose market value per share is, in the sub-advisor's opinion, undervalued. With respect to 65% of the assets allocated to this category, the FUND will hold securities in at least three countries outside the United States at all times.

CONVERTIBLE SECURITIES

This category will include investments in corporate bonds, notes or preferred stocks that can be converted into or exchanged for common stock.

U.S. FIXED-INCOME SECURITIES


This category will include investments in investment grade debt securities, including both government and corporate obligations, primarily with maturities of 1 to 40 years; however, a maximum of 5% of assets allocated to this category may have maturities greater than 40 years. Investment grade bonds include high grade bonds which are in the top three credit rating categories of Moody's Investors Service or Standard & Poor's Corp. or are unrated securities judged by Putnam to be of comparable value. However, bonds rated below investment grade by any of these agencies would not be considered investment grade.


Investments may also be made in bonds rated Baa and BBB, respectively, by these organizations, which are considered medium grade. As such, they may bear a greater element of risk than those rated in the top three categories. That risk can involve increased market price volatility stemming from the sensitivity of interest rates, concerns over creditworthiness and availability of quotations on the secondary market. For a description of these ratings, see Bond Ratings in the SAI.

INTERNATIONAL FIXED-INCOME SECURITIES


This category will include investments principally in investment grade debt securities denominated in foreign currencies which are issued by foreign governments and governmental or supranational agencies. The FUND will invest only in securities which, at time of purchase, are rated at least Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's Corp. (Investment grade), or are unrated securities judged by Putnam to be of comparable quality. However, bonds rated below investment grade by any of these agencies would not be considered investment grade. The FUND may also invest in other debt securities, convertible securities, and preferred stocks principally traded in foreign securities markets. With respect to 65% of the assets allocated to this category, the FUND will hold securities in at least three countries outside the United States, at all times.


LOWER-RATED FIXED-INCOME SECURITIES ("JUNK BONDS")

This category will include investments in U. S. and Emerging Markets fixed-income securities rated at the time of purchase below Baa by Moody's, or BBB by S&P, or if unrated, determined by the sub-advisor to be of comparable quality, as long as, after the purchase, 15% or less of the FUND'S total assets would be invested in Securities of that quality. (Securities rated Baa or BBB, while still considered investment-grade, are more vulnerable to adverse economic conditions than securities in the higher-rated categories and have speculative elements.)

The values of junk bonds (i.e., those below Baa or BBB) generally fluctuate more than those of higher-rated fixed-income securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and repayments of principal. The rating services' descriptions of debt securities are included in the Appendix to the SAI. The FUND will not necessarily dispose of a security when its rating is reduced below its rating at time of purchase, although the sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the FUND'S investment objective.

The FUND may take full advantage of the entire range of U. S. and Emerging Markets junk bonds, (except that no more than 10% of FUND assets may be in Emerging Markets issues). The FUND and may adjust the average maturity of the FUND'S portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and its expectation of future changes in interest rates.

Through investment analysis and attention to current developments in interest rates and economic conditions, the sub-advisor seeks to minimize the risks of investing in lower-rated securities. The lower ratings of certain fixed-income securities held by the FUND reflect a greater possibility that declines in the financial conditions of the issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may make it harder for their issuers to make payments of interest and principal. In addition, under these circumstances, the values of these securities may be more volatile, and the markets for them may be less liquid than those for higher-rated securities. As a result, the FUND may find it more difficult to determine the fair value of these securities. When the FUND invests in fixed-income securities in these lower rating categories, the achievement of the FUND'S goals is more dependent on the sub-advisor's investment analysis than would be the case if the FUND were investing in fixed-income securities in the higher-rating categories.


In any event, the FUND will not purchase securities rated at the time of purchase lower than Caa by Moody's or CCC by S&P or, if unrated, determined by the sub-advisor to be of comparable quality, if as a result of the purchase more than 5% of the FUND'S total assets would be invested in securities of that quality. (Securities rated this low may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever becoming investment-grade.)


For additional information concerning the risks associated with investments by each FUND in securities in the lower-rating categories, see the SAI.

MONEY MARKET INSTRUMENTS

This category will include investments in money market instruments consisting of certificates of deposit and bankers' acceptances of major banks, high-grade, short-term municipal obligations, U.S. Government securities and related repurchase agreements, high grade commercial paper and other corporate obligations.

ASSET ALLOCATION POLICY


Under normal circumstances, not more than 50% of the FUND'S total assets will be invested in the Conservative Equity Category; not more than 15% in the Lower-Rated Fixed-Income Category; and not more than 35% in any other category. (In addition, see individual categories for additional restrictions.) The following limits apply in aggregate across all investment categories: 1) investment in Emerging Market securities is limited to a maximum of 10% of the FUND'S total assets; and 2) investment in "intermediate grade bonds" (i.e., those rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corp. or, if unrated, are judged by Putnam to be of comparable quality, is limited to a maximum of 35% of the FUND'S total assets. However, bonds rated below investment grade by any of these agencies would not be considered investment grade. When conditions dictate a defensive position or during periods of portfolio restructuring, Putnam may invest up to 50% of the FUND'S total assets in each of the U.S. Fixed Income Securities and Money Market instruments categories. Within these limitations, Putnam will adjust the percentage of the FUND assets in each category based upon its market outlook and its analysis of long-term trends. For example, if Putnam believes that conditions will be favorable for equity securities, a greater proportion may be invested in Aggressive Equity Securities. Similarly, a greater proportion will be invested in International Equity Securities if foreign equity markets are viewed favorably. Since the FUND'S objective of total return consistent with preservation of capital may be achieved by receipt of income, as well as by capital gains, Putnam may increase the proportion of FUND assets in Fixed-Income Securities or Convertible Securities when it believes the outlook for the bond market is favorable.


In pursuing the FUND'S objective, Putnam expects generally to employ a relatively conservative strategy for seeking total return. Accordingly, its asset allocation decisions will seek to have the FUND'S assets decline significantly less in value than the Standard and Poor's 500 Index (S&P 500) in unfavorable securities markets, while correlating more closely with the performance of the index in favorable securities markets. There is no assurance that this strategy will be successful.

CHANGES IN INVESTMENT POLICIES

The investment policies of the FUND may be changed without shareholder approval, although the shareholders will be notified of any material changes, additions or deletions.

FOREIGN INVESTMENTS; AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS)

The International Equity and International Fixed Income Securities investment categories will each invest 100% of their respective assets in securities principally traded in foreign markets. The other investment categories may do so as well, but only up to the following percentages of their total assets: the Money Market Instruments category 50%; all other categories 10%. (Eurodollar certificates of deposit are excluded for purposes of these limitations.) Foreign investments can involve risks not present in domestic investments. For a discussion of those risks, see Foreign investments in the Appendix. A detailed discussion of how the FUND intends to handle these risks appears in the SAI.

For the domestic categories, the FUND may invest in depositary receipts. These consist of ADRs and EDRs, and involve investing indirectly in an underlying foreign security. Generally ADRs, which are in registered form, are U.S. dollar-denominated securities designed for use in the U.S. securities markets and which may be converted into the underlying security. EDRs, which are in bearer form, are designed for use in the European securities markets.

PORTFOLIO TURNOVER

The FUND'S annual portfolio turnover rate is expected to average approximately 150%. (For example, a rate of portfolio turnover of 100% would occur if all of the FUND'S portfolio were replaced in a period of one year.)

The actual turnover rate will vary, depending upon the turnover rate in each investment category, the amount of assets allocated to each category, and the extent to which assets are reallocated among categories from time to time. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUND. See Portfolio Transactions and Brokerage in the SAI. During 1997 the FUND'S portfolio turnover was 178.40% and in 1996 it was 167.33%.


INVESTMENT RESTRICTIONS

There are some specific investment restrictions that help the FUND limit investment risks for its shareholder. The restrictions in this section are fundamental. See General information in the Appendix.

The FUND may not:

1.  Acquire more than 10% of the voting securities of any one issuer;

2. Invest more than 5% of its total assets in securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities);

3. Invest more than 5% of its net assets in securities restricted as to resale; and/or

4.  Invest more than 25% of its assets in any one industry.

A complete listing of all of the FUND'S fundamental and non-fundamental restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio managers for the FUND have considerable discretion in the selection of appropriate FUND investments. In the exercise of that discretion, the portfolio managers may, at any given time, invest a portion of the FUND'S assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 FUNDS contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE GLOBAL ASSET ALLOCATION FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell foreign currency forward contracts; buy and sell foreign currency futures contracts; and buy exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. For hedging purposes, the FUND may sell covered call options on foreign currencies. All of the foregoing may also be done as cross-hedging that is, using a currency different from the one in which the portfolio securities are denominated. (See Foreign currency exchange transactions in the SAI.)

In addition, the FUND may sell covered call and put options on equity and fixed-income (debt) securities of U.S. issuers; sell put and call options and buy put options on securities of U.S. issuers; buy and sell futures contracts and options on futures contracts with respect to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; buy and sell futures contracts and related options with respect to stock indices, foreign fixed-income securities and foreign currencies (See Options and futures portfolio strategies in the SAI); engage in spread and straddle transactions.

b) for cash enhancements transactions, to: lend portfolio securities if such loans of securities do not exceed 25% of the FUND'S assets, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

APPENDIX -- CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS

This Appendix constitutes part of the Prospectuses of Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth Fund), Lincoln National Bond Fund, Inc. (Bond Fund), Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation Fund), Lincoln National Equity-Income Fund, Inc. (Equity-Income Fund), Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation Fund), Lincoln National Growth and Income Fund, Inc. (Growth and Income Fund), Lincoln National International Fund, Inc. (International Fund), Lincoln National Managed Fund, Inc. (Managed Fund), Lincoln National Money Market Fund, Inc. (Money Market Fund), Lincoln National Social Awareness Fund, Inc. (Social Awareness Fund), and Lincoln National Special Opportunities Fund, Inc. (Special Opportunities Fund). Unless otherwise indicated, the following information applies to each FUND.

NET ASSET VALUE

Each FUND'S net asset value per share is determined as of close of business (currently 4:00 p.m., New York Time) on the New York Stock Exchange (NYSE) on each day it is open for trading. The net asset value per share for all FUNDS except the Money Market Fund is determined by adding the values of all securities and other assets, subtracting liabilities (including dividends payable) and dividing by the number of shares outstanding. Debt securities and other assets of the FUND, other than equity securities, for which market quotations are readily available, are valued at their bid quotations.

When market quotations are not readily available, debt securities and other assets are valued at their fair value as determined in good faith. This valuation is made by or under the authority of each FUND'S Board of Directors and it may include the use of valuations furnished by outside sources, including pricing services which utilize electronic data processing techniques for valuing normal institutional-size trading units of debt securities. The value of equity securities is based on the last sale prices of those securities on national securities exchanges or over-the-counter, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter. In the absence of readily available closing bid and asked prices, equity securities will be valued at fair value. See the SAI Appendix for a discussion of the methodology utilized to value short-term investments (other than for the Money Market Fund), options, futures and options thereon, and foreign securities.

MONEY MARKET FUND. The net asset value per share of the Money Market Fund is determined by the amortized cost method of valuation, under Rule 2a-7, as amended (the Rule) under the Investment Company Act of 1940 (1940 Act). Under the Rule, the FUND'S net asset value using the amortized cost method must fairly reflect market value. The Board of Directors of the FUND has established procedures to assist FUND management and the INVESTMENT ADVISOR in complying with the requirements of the Rule, which imposes specific standards for the maturity, quality and diversification of portfolio securities. The Rule also assigns certain specific duties to FUND management and the Board.

MANAGEMENT OF THE FUNDS

The business and affairs of each FUND are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each FUND, to declare and pay dividends and to exercise all the powers of the FUND except those granted to the shareholder. LINCOLN LIFE is the sole shareholder of each FUND.

INVESTMENT ADVISOR. LINCOLN INVESTMENT is the INVESTMENT ADVISOR to the FUNDS and is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802. LINCOLN INVESTMENT (THE ADVISOR) is registered with the Securities and Exchange Commission (the Commission or SEC) as an INVESTMENT ADVISOR and has acted as an INVESTMENT ADVISOR to mutual funds for over 40 years. The ADVISOR also acts as INVESTMENT ADVISOR to Lincoln National Convertible Securities Fund, Inc., and Lincoln National Income Fund, Inc., closed-end investment companies, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The ADVISOR is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides life insurance and annuities, property-casualty insurance, reinsurance and financial services. Directors, officers and employees of the ADVISOR and each FUND are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Code of Ethics adopted by the ADVISOR and each FUND. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

Under advisory agreements described in the Prospectus for the VARIABLE ACCOUNT, the ADVISOR provides portfolio management and investment advice to the FUNDS and administers their other affairs, subject to the supervision of each FUND'S Board of Directors.

As compensation for its services to each FUND, the advisor is paid a monthly investment advisory fee at an annual rate based on the average daily net asset value of each FUND, as shown in the following chart:


FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation*                .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Equity-Income*                       .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% in excess over $400 million
All other FUNDS                      .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million


--------------------------------------------------------------------------------
FUND EXPENSES (see accompanying text below)


                                     1997 RATIO OF THE
                                     ADVISOR'S
                                     COMPENSATION TO        1997 RATIO OF TOTAL
                                     AVERAGE                EXPENSES
FUND                                 NET ASSETS             TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
Aggressive Growth                    .73%                   .81%
Bond                                 .46                    .53
Capital Appreciation*                .75                    .84
Equity-Income*                       .75                    .82
Global Asset Allocation              .72                    .89
Growth and Income                    .32                    .35
International                        .79                    .93
Managed                              .37                    .42
Money Market                         .48                    .59
Social Awareness                     .36                    .41
Special Opportunities                .37                    .42



* The management fees for the Capital Appreciation and the Equity-Income funds have been decreased effective May 1, 1998 and January 1, 1998 respectively, and the expense information in this table has been restated to reflect current fees.


Expenses specifically assumed by each FUND include: compensation and expenses of Directors of the FUND who are not interested persons of the FUND as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current CONTRACT OWNERs; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the FUND; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the FUND (other than legal services provided by personnel of the ADVISOR or its affiliated companies); the fees of any trade association of which the FUND is a member; and expenses of shareholder and Director meetings.

SUB-ADVISORS. As ADVISOR, LINCOLN INVESTMENT is primarily responsible for investment decisions affecting each of the FUNDS. However, LINCOLN INVESTMENT has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the FUNDS, including day-to-day investment management of those FUNDS' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that FUND'S investment objectives and places orders on behalf of that FUND to effect those decisions. See the following tables for more information about the sub-advisors and their fees:

                                      DATE OF    ANNUAL FEE RATE BASED ON AVERAGE DAILY NET ASSET
FUND           SUB-ADVISOR            AGREEMENT  VALUE
------------------------------------------------------------------------------------------------------
Aggressive     Lynch & Mayer          12/20/93   .50 of 1% of the first $150 million .35 of 1% of the
Growth         520 Madison Avenue                excess over $150 million
               New York, NY 10022
Capital        Janus                  1/1/94;    .55 of 1% of the first $100 million .50 of 1% of the
Appreciation   100 Fillmore Street    Amended    next $400 million; and .45 of 1% of the excess over
               Denver, CO 80206       5/1/98     $500 million
Equity Income  Fidelity               12/20/93   .48 of 1%
               82 Devonshire Street   Amended
               Boston, MA 02108       1/1/98
Global Asset   Putnam                 6/8/87     the greater of (a) $40,000; or (b) .47 of 1% of the
Allocation     One Post Office                   first $200 million; .42 of 1% of the next $200
               Square                            million; and .40 of 1% of any excess over $400
               Boston, MA 02104                  million
International  Delaware               4/27/98    .50 of 1% of the first $200 million; .40 of 1% of the
               International                     next $200 million; and .35 of 1% of any excess over
               Advisers, Ltd.                    $400 million
               80 Cheapside,
               London, England
               EC2V 6EE
-------------


                                                 ANNUAL FEE RATE BASED ON MARKET VALUE OF SECURITIES
                                                 HELD IN THE PORTFOLIO OF EACH RESPECTIVE CLIENT FUND
                                      DATE OF    AT THE CLOSE OF BUSINESS ON THE LAST TRADING DAY OF
FUND           SUB-ADVISOR            AGREEMENT  EACH CALENDAR QUARTER
------------------------------------------------------------------------------------------------------
Growth and     Vantage                8/21/85    .20 of 1%
Income         630 5th Avenue
               New York, NY 10111
Managed        Vantage                8/21/85    .20 of 1%
               (STOCK PORTFOLIO
               ONLY)
Social         Vantage                4/30/88    .20 of 1%
Awareness
Special        Vantage                8/21/85    .20 of 1%
Opportunities


No additional compensation from the assets of the FUNDS will be assessed as a result of the sub-advisory agreements; the sub-advisors are paid by LINCOLN INVESTMENT. (There is no sub-advisor for the Bond and Money Market Funds.)

SERVICE MARKS. The service mark for the FUNDS and the name Lincoln National have been adopted by the FUNDS with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the INVESTMENT ADVISOR of the FUNDS.

In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Global Asset Allocation Fund. The continued use of these names is subject to the right of the respective sub-advisor to withdraw its permission in the event it ceases to be the sub-advisor to the particular FUND it advises.

PURCHASE OF SECURITIES BEING OFFERED

Shares of the FUNDS' common stock ($0.01 par value) will be sold to LINCOLN LIFE for allocation to the VARIABLE ANNUITY ACCOUNT (VAA), which has been established for the purpose of funding VARIABLE ANNUITY CONTRACTS; shares in the FUNDS will also be sold to LINCOLN LIFE for allocation to one or more of the variable life accounts, which have been established for the purpose of funding variable life insurance contracts. Shares of each FUND are sold and redeemed at their net asset value per share determined daily. See Sale and redemption of shares. Also see Net asset value. The FUNDS' shares are sold to LINCOLN LIFE for the VARIABLE ACCOUNTS on a no-load basis -- that is, without the imposition of a sales charge.

SALE AND REDEMPTION OF SHARES

The shares of each FUND are sold and redeemed by the FUND at their net asset value per share next determined after receipt by LINCOLN LIFE of a purchase or redemption order in acceptable form. Redemption of FUND shares held by LINCOLN LIFE for its own account will be effected at the FUND'S net asset value per share next determined after receipt of the redemption request by the FUND. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the FUNDS. However, the right to redeem FUND shares may be suspended or payment postponed for any period during which (1) trading on the NYSE is restricted as determined by the Commission, or the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the Commission, as a result of which (a) disposal by each FUND of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for each FUND to determine fairly the value of its net assets; or (3) the Commission by order so permits for the protection of shareholders of the FUNDS.

DISTRIBUTION AND FEDERAL INCOME TAX CONSIDERATIONS

Each FUND'S policy is to distribute, at least once a year, substantially all of its net investment income. Net realized capital gains may only be distributed annually. These distributions, when paid to LINCOLN LIFE for the VARIABLE ACCOUNTS, will be reinvested automatically in additional shares of that FUND, at its net asset value per share.

Each FUND intends to qualify and has elected to be taxed as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE). If a FUND qualifies as a regulated investment company and complies with the provisions of the CODE relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from Federal income tax and the 4% nondeductible Federal excise tax, the FUNDS will be relieved of those taxes on the amounts distributed. See the SAI for a more complete discussion.

Each FUND is subject to asset diversification requirements under Section 817(h) of the code and the related regulation that the United States Treasury Department has adopted. Each FUND intends to comply with these diversification requirements.

Since the sole shareholder of the FUNDS is LINCOLN LIFE, there is no discussion here about the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of annuity or life insurance contracts, including the failure of a FUND to comply with the diversification requirements discussed above, see the Prospectus for the VARIABLE ACCOUNT at the front of this booklet.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

In the Annual Report for the FUNDS, the portfolio manager for each FUND discusses that FUND'S performance for the previous fiscal year and the factors which affected that performance. We will send you a copy of the Annual Report free upon request.

DESCRIPTION OF SHARES


The authorized capital stock of each FUND consists of 50 million shares of common stock (150 million for the Growth and Income Fund and 100 million each for the Equity-Income Fund, International Fund, Social Awareness Fund and Managed Fund), $0.01 par value. As of March 1, 1998, each FUND had the following number of shares issued and outstanding:



Aggressive Growth                        24,053,290
Bond                                     23,710,935
Capital Appreciation                     29,127,492
Equity-Income                            42,380,182
Global Asset Allocation                  30,669,482
Growth and Income                        91,450,856
International                            31,597,979
Managed                                  49,579,824
Money Market                              9,274,413
Social Awareness                         39,436,497
Special Opportunities                    27,558,445


FUND shares will be owned by LINCOLN LIFE and will be held by it in the VARIABLE ACCOUNTS. As sole shareholder of each FUND, LINCOLN LIFE may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the VARIABLE ACCOUNTS, LINCOLN LIFE provides to CONTRACT OWNERS of the VARIABLE ACCOUNTS the right to direct the voting of FUND shares at shareholder meetings, to the extent provided by law. LINCOLN LIFE will vote for or against any proposition, or will abstain from voting, any FUND shares attributable to a contract for which no timely voting instructions are received, and any FUND shares held by LINCOLN LIFE for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that FUND. However, if the 1940 Act or any regulation under it should change, and as a result LINCOLN LIFE determines it is permitted to vote FUND shares in its own right, it may elect to do so.

All the shares of each FUND are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that FUND'S net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. FUND shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the FUNDS allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as: (1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the FUNDS; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the FUNDS have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects CONTRACT OWNERS by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among CONTRACT OWNERS for the purpose of calling those meetings. Further information about these procedures is available from FUND management.

STRATEGIC PORTFOLIO TRANSACTIONS -- ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the FUNDS engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the FUND'S overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the FUND when it has excess cash, or to help the FUND obtain some cash for temporary purposes when needed. See the Prospectus for each FUND for a listing of the kinds of transactions in which each FUND may engage.

1. DERIVATIVE TRANSACTIONS

  A.  Introduction
      A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every FUND will use all of them:

      1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

      2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

      3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED IN THE SAI APPENDIX.

Although they may be structured in complex combinations, derivative transactions in which the FUNDS engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these Prospectuses. Therefore, where the Prospectus for a particular FUND discloses the intent of that FUND to engage in any of the types listed, that FUND hereby reserves the right to engage in related variations on those transactions.

The FUNDS intend to engage in derivative transactions only defensively. Examples of this defensive use might be: to hedge against a perceived decrease in a FUND'S asset value; to control transaction costs associated with market timing (E.G., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities (such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc.). See the Prospectus and SAI for the Capital Appreciation and Equity-Income FUNDS, which are authorized to engage in this kind of trading.

  B.  Risk factors commonly associated with derivative transactions.

      There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

      CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

      CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

      LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

      MARKET LIQUIDITY RISK is the risk that a FUND will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

      MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

      OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

      SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

      SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

      SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

      SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that FUND'S use of derivatives.

  C.  Varying usage of derivative transactions

      Subject to the terms of the Prospectus and SAI for each FUND, that FUND'S portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each FUND, refer to the SAI booklet.

  D.  Increased government scrutiny

      Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, LINCOLN LIFE and the FUNDS reserve the right to make all necessary changes in the CONTRACTS and the Registration Statements for the FUNDS, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS

Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

  A.  Lending of portfolio securities

      Any FUND authorized to do so may make secured loans of its portfolio securities, in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the FUND'S total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

      The borrower pays the FUND an amount equal to any dividends or interest received on securities lent. The FUND retains all or a portion of the interest received on securities lent. The FUND also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

      With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the FUND retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities -- including the FUND -- to vote or consent on matters which could materially affect the holders' investment. The FUND may also call in the loaned securities in order to sell them. None of the FUNDS' portfolio securities will be loaned to LINCOLN INVESTMENT, to any sub-advisor, or to any of their respective affiliates. The FUND may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

  B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions


      1. Repos. From time to time, the FUNDS may enter into Repo transactions. In a typical Repo transaction, the FUND involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the FUND obtains an agreement from the seller to repurchase those same securities from the FUND at a specified price on a fixed future date.

         The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the FUNDS restriction on illiquid securities.


      2. Reverse repos. A FUND may also be authorized to enter into Reverse Repo transactions. This simply means the FUND is on the reverse side of a Repo transaction. That is, the FUND is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

         Authorized FUNDS will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the FUND by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the FUND. FUNDS authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a FUND, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a FUND'S foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The FUNDS will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a FUND normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries that in the United States. There may be difficulty in enforcing legal rights outside the United States. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the FUND to obtain or to enforce a judgment against the issuers of these securities. The ADVISOR or sub-advisor will take all these factors into consideration in managing a FUND'S foreign investments.

Certain state insurance regulations impose additional restrictions on the extent to which a FUND may invest in foreign securities. See the SAI.

The share price of a FUND that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a FUND'S investments abroad, changes in a FUND'S share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the FUND invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the FUND.

FOREIGN CURRENCIES

When an ADVISOR or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a FUND may hold various foreign currencies, the value of the net assets of that FUND as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the FUND.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a FUND'S ADVISOR or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the FUND'S assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the ADVISOR or sub-advisor believes that a particular currency may decline relative to the U.S. dollar, the FUND may also enter into contracts to sell that currency (up to the value of the FUND'S assets denominated in or exposed to that currency) in exchange for another currency that the ADVISOR or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each FUND to determine which FUNDS may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the FUND'S performance if the ADVISOR or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.


Additionally, several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro". It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. FUNDS investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the imminent implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future. These FUNDS are taking steps to obtain satisfactory assurances that their major service providers are, in turn, taking steps reasonably designed to address these matters with respect to the computer systems they use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any FUND.


GENERAL INFORMATION

Your inquiries should be directed to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801; or, you may call 1-800-4LINCOLN (454-6265).

The FUNDS will issue unaudited semiannual reports showing current investments in each FUND and other information; and annual financial statements audited by their independent auditors. In 1998, in response to certain changes to the federal securities laws, the Board of Directors of each FUND recommended, and shareholders of each FUND approved, changes to the fundamental policies for certain of the FUNDS. The Board of Directors of each FUND also changed or eliminated certain non-fundamental policies of certain FUNDS.

Under the 1940 Act a fundamental policy of a fund may not be changed without the affirmative vote of a majority of the fund's outstanding shares.

As used in this Prospectus, the term majority of the FUND'S outstanding shares means the vote of: (1) 67% or more of each FUND'S shares present at a meeting, if the holders of more than 50% of the outstanding shares of each FUND are present or represented by proxy, or (2) more than 50% of each FUND'S outstanding shares, whichever is less.

These Prospectuses do not contain all the information included in their Registration Statements filed with the Commission. The Registration Statements, including the exhibits filed with them, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses about the contents of any CONTRACT or other document referred to in them are not necessarily complete. In each instance, reference is made to the copy of that CONTRACT or other document filed as an exhibit to the Registration Statement of which the particular Prospectus forms a part, and each statement is qualified in all respects by that reference.

The use of FUNDS by both variable annuity and variable life insurance separate accounts is known as mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of CONTRACT OWNERS under the VARIABLE LIFE ACCOUNTS may conflict with those of CONTRACT OWNERS under the variable annuity account, in those cases where mixed funding occurs. For example, violation of the federal tax laws by one VARIABLE ACCOUNT investing in the FUNDS could cause the contracts and Policies funded through another VARIABLE ACCOUNT to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each FUND will monitor for any material conflicts and determine what action, if any, should be taken.

Should any conflict arise which requires that a substantial amount of assets be withdrawn from any of the FUNDS, orderly portfolio management could be disrupted, to the detriment of those CONTRACT OWNERS still investing in that FUND. Also, if that FUND believes that any portfolio has become so large as to materially impair investment performance, then the FUND will examine other investment options.

LINCOLN LIFE performs the dividend and transfer functions for the FUNDS.


PREPARING FOR YEAR 2000



THE 'YEAR 2000' ISSUE. Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This 'year 2000 issue' affects virtually all companies and organizations.



Lincoln Life is responsible, as part of its year 2000 updating process, for the updating of FUND-related computer systems. An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the FUNDS. Delaware, for its part, is responsible for updating all of its computer systems, including those which serve the FUNDS, to accommodate the year 2000. Lincoln Life and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the FUND beginning in the year 2000.



The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of Lincoln Life, Delaware, and the FUNDS (the Companies). The computer systems of Lincoln Life and Delaware (including those computer systems which serve the FUNDS) and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the FUNDS. Lincoln Life and Delaware, respectively, are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, Lincoln Life and Delaware have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While Lincoln Life and Delaware are making substantial efforts to address their own systems (including those which serve the FUNDS) and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. Lincoln Life and Delaware presently believe that, with the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life, Delaware, the FUNDS, or all of them.



The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management for Lincoln Life, Delaware and the FUNDS and, for each company, will be based on its management's best estimates which are derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third-party modification plans and other factors. Nevertheless, there can be no guarantee by Lincoln Life, by Delaware or by the FUNDS that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS -- 11 UNDERLYING
FUNDS*

ITEM                                              ITEM
------------------------------------------------  ------------------------------------------------
General Information and History                   Appendix

Investment objective                                Investment advisor and sub-advisor

Investment policies and techniques                  Directors and officers

Investment restrictions                             Investment policies and techniques
Portfolio transactions and brokerage                (continued): options, futures, securities
Determination of net asset value                    valuation, securities lending, repurchase and
                                                    reverse repurchase agreements

                                                    Custodian

                                                    Independent auditors

                                                    Financial statements

                                                    Bond and commercial paper ratings

                                                    U.S. Government obligations

                                                    Taxes

                                                    State requirements

                                                    Derivative transactions -- definitions

*NOTE: THIS IS A GENERIC TABLE. THERE ARE
VARIATIONS IN THE CONTENTS OF THE SAI FROM FUND
TO FUND.

--------------------------------------------------------------------------------

Please send me a free copy of the current Statement of Additional Information for Lincoln National Life Insurance Co. Variable Annuity Account C:
                                 (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City _________________________________ State ____________________ Zip __________

Mail to Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46081

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

LINCOLN NATIONAL
GLOBAL ASSET ALLOCATION FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


This SAI should read in conjunction with the Prospectus of Lincoln National Global Asset Allocation Fund, Inc. (FUND) dated May 1, 1998. You may obtain a copy of the FUND'S
Prospectus on request and without charge. Please write
Lincoln National Life Insurance Co., P.O. Box 2340, Fort
Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


TABLE OF CONTENTS

                                           PAGE
----------------------------------------------------
GENERAL INFORMATION AND HISTORY               GAA- 2
----------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES OF THE
FUND                                          GAA- 2
----------------------------------------------------
INVESTMENT RESTRICTIONS                       GAA- 8
----------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE          GAA- 9
----------------------------------------------------
DETERMINATION OF NET ASSET VALUE              GAA-10
----------------------------------------------------
APPENDIX
Investment advisor and sub-advisor              A- 1
----------------------------------------------------
Directors and officers                          A- 3
----------------------------------------------------
Investment policies and techniques
(continued): options, futures, securities
valuation, securities lending, repurchase
and reverse repurchase agreements               A- 4
----------------------------------------------------

                                             PAGE
----------------------------------------------------
Custodian                                       A- 9
----------------------------------------------------
Independent auditors                            A- 9
----------------------------------------------------
Financial statements                            A- 9
----------------------------------------------------
Bond and commercial paper ratings               A- 9
----------------------------------------------------
U.S. Government obligations                     A-11
----------------------------------------------------
Taxes                                           A-12
----------------------------------------------------
State requirements                              A-12
----------------------------------------------------
Derivative transactions-definitions             A-12
----------------------------------------------------


THIS SAI IS NOT A PROSPECTUS.


The date of this SAI is May 1, 1998


                                                                           GAA-1

GENERAL INFORMATION AND HISTORY

Lincoln National Global Asset Allocation Fund, Inc., was incorporated in Maryland in 1987 as Lincoln National Putnam Master Fund, Inc. It operated under that name until 1994, when the present name was adopted in order to more adequately project the FUND'S global investment orientation.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND


The Prospectus describes the FUND'S investment objective and its general investment policies. This SAI includes additional information about engaging in options and futures trading and the various investment restrictions of the FUND. References to ADVISOR in this SAI include both Lincoln Investment Management, Inc. (LINCOLN INVESTMENT) and Putnam Investment Management, Inc.


The investment policies described in the Prospectus and in this SAI are not fundamental, and the Board of Directors may change such policies without shareholder approval.

DEPOSITARY RECEIPTS

As discussed in the Prospectus, the FUND may invest in American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. No more than 5% of the FUND'S assets will be invested in unsponsored ADRs or EDRs. Issuers of the stock of such unsponsored ADRs and EDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

OPTIONS AND FUTURES PORTFOLIO STRATEGIES

The FUND may seek to increase its current return by writing covered call or put option with respect to some or all of the debt or equity securities of issuers in the United States (U.S. securities) held in its portfolio. In addition, by writing options and purchasing put options on U.S. securities, and purchasing and selling futures contracts and related options with respect to (1) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (2) stock indices, foreign fixed income securities and foreign currencies, the FUND may at times seek to reduce fluctuations in net asset value by hedging against either a decline or an increase in the value of U.S. securities or other securities owned by the FUND. The FUND, however, anticipates that net asset value will fluctuate to some degree. Expense and any losses resulting from these hedging strategies will tend to reduce the FUND'S current return.

The FUND'S ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore no assurance can be given that the FUND will be able to utilize these instruments effectively for the purposes stated previously. Furthermore the FUND'S ability to engage in option is and futures contracts transactions may be limited by tax considerations. Although the FUND will only engage in options and futures contracts transactions for limited purposes, they involve certain risks which are described under Risk factors in options and futures transactions.

In connection with transactions in futures contracts, including foreign currency futures contracts and related options, the FUND will be required to deposit as initial margin an amount of cash and short-term U.S. Government securities of up to 5% of the contract amount. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contracts. The FUND will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposits on the FUND'S existing futures and related options positions and premiums paid for options on futures contracts would exceed 5% of the FUND'S assets. (For options which are in-the-money at the time of purchase, the amount by which the option is in-the-money is excluded from this calculation.)

The FUND may purchase and sell options and futures on foreign securities and currencies held in its portfolio when, in the opinion of the advisor, the investment characteristics of such options and contracts are acceptable. It is expected that risks related to those transactions will not differ materially from risks related to options and futures on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. Also, options and futures markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

In addition to the options strategies described previously, the FUND may engage in spread transactions in which it purchases and writes a put or call option on the same underlying security or currency, with the options having different exercise prices and/or expiration dates. The FUND may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same security or currency. When it engages in spread and straddle transactions, the FUND

GAA-2
seeks to profit from differentials in the option premiums paid and received by it and in the market options by the FUND in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the FUND will not enter into any spreads or straddles or otherwise purchase puts or calls if, as a result, more than 5% of its net assets will be invested at any time in such option transactions. Spread and straddle transactions require the FUND to purchase and/or write more than one option simultaneously. Accordingly, the FUND'S ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the FUND were to purchase or sell a single option. Similarly, costs incurred by the FUND in connection with these transactions will in many cases by greater than if the FUND were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered in the FUND holds, on a security-for-security or currency-for-currency basis, a call option on the same security or currency with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the FUND, if the FUND segregates cash or high-grade, short-term debt obligations equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the FUND holds, on a security-for-security or currency-for-currency basis, a put option on the same security or currency with an exercise price equal to or greater than the exercise price of the put option written by the FUND (or, where the exercise price is less than that of the option written by the FUND, if the FUND segregates cash or high-grade short-term debit obligations equal to the difference). The FUND'S ability to engage in spread or straddle transactions may be limited by state securities laws.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

The use of options and futures for hedging may involve certain special risks. Options and futures transactions involve costs and may result in losses. Options and futures transactions involve certain special risks, including the risk that the FUND may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that the ADVISOR may not forecast market or interest rate movements correctly.

The effective use of options and futures strategies is dependent on, among other things, the FUND'S ability to terminate options and futures positions at times when the ADVISOR deems it desirable to do so. Although the FUND will enter into an option or futures contract position only if the ADVISOR believes that a liquid secondary market exists for such an option or futures contract, there is no assurance the FUND will be able to effect closing transactions at any particular time or at any acceptable price. The FUND generally expects that its option and futures contract transactions may purchase and sell options in the over-the-counter market. The FUND'S ability to terminate option positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the FUND. However, the FUND will engage in these transactions only if, in the opinion of the advisor, the pricing mechanism and liquidity of the over-the-counter market are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

The use of options and futures strategies also involve the risk of imperfect correlation between movements in options and futures contracts prices and movements in the prices of securities or currencies which are the subject of the hedge. The successful use of these strategies further depends on the ability of the ADVISOR to forecast market or interest rate movements correctly.

The securities exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the FUND and other clients of the advisor may be considered to be such a group. These position limits may restrict the FUND'S ability to sell options on a particular security.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The FUND may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the ADVISOR such transactions are consistent with the FUND'S investment objectives and policies. Call options written by the FUND give the purchaser the right to buy the underlying securities from the FUND at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the FUND at a stated price.

The FUND may write only covered options, which means that, so long as the FUND is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the FUND will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the FUND will be considered to have covered a put or call option if and to the extent that it holds an option that offset some or all of the risk of the option it has written. The FUND may write combinations of covered puts and calls on the same underlying security.

The FUND will receive a premium from writing a put or call option, which increases the FUND'S return on the underlying security in the event the option expires unexercised or is closed out at a profit to the FUND. The amount of the premium reflects, among other things,

                                                                           GAA-3
the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the FUND limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the FUND assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The FUND may terminate an option that it has written before the option's expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The FUND realizes a profit or loss from a closing transaction if the cost of the transaction (option Premium plus transaction cost) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the FUND.

If the FUND writes a call option but does not own the underlying security, and when it writes a put option, the FUND may be required to deposit cash or securities with its broker as margin, or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the FUND may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The FUND may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the FUND as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the FUND will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The FUND may purchase call options to hedge against an increase in the price of securities that the FUND wants ultimately to buy. Such hedge protection is provided during the life of the call option since the FUND, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the FUND'S options strategies depends on the ability of the ADVISOR to forecast correctly interest rate and market movements. For example, if the FUND were to write a call option based on the ADVISOR'S expectation that the price of the underlying security would fall, but the price were to rise instead, the FUND could be required to sell the security upon exercise at a price below the current market price. Similarly, if the FUND were to write a put option based on the ADVISOR'S expectation that the price of the underlying security would rise, but the price were to fall instead, the FUND could be required to purchase the security upon exercise at a price higher than the current market price.

When the FUND purchases an option, it runs the risk that will lose its entire investment in the option in a relatively short period of time, unless the FUND exercises the option or enters into a closing sale transaction before the options expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the FUND will lose part or all of its investment in the option. This contrasts with an investment by the FUND in the underlying security, since the FUND will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on the FUND'S ability to terminate option positions at times when the ADVISOR deems it desirable to do so. Although the FUND will take an option position only if the ADVISOR believes there is a liquid secondary market for the option, there is no assurance that the FUND will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the FUND could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of option. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

GAA-4

A market may at times find it necessary to impose restriction on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualification imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the FUND as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the FUND, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the FUND could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the FUND as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the FUND as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The FUND, a holder of such a put option could lose its entire investment in the prohibition remained in effect until the put option's expiration and the FUND was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different holidays are observe in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets ware closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as contract markets--approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a future contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the FUND purchases or sells a security, no price is paid or received by the FUND upon the purchase or sale of a futures contract. Upon entering into a contract, the FUND is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of FUNDS to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the FUND upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called variation margin, to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the FUND has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the FUND will receive from the broker a variation margin payment based on that increase in value. Conversely, when the FUND has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the FUND would be

                                                                           GAA-5
required to make a variation margin payment to the broker.

The FUND may elect to close some or all of its futures positions at any time before their expiration in order to reduce or eliminate a hedge position then currently held by the FUND. The FUND may close its positions by taking opposite positions which will operate to terminate the FUND'S position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the FUND, and the FUND realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The FUND may purchase and write call and put options futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The FUND may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the FUND may purchase call options or write call options on futures contracts rather than selling futures contract. Similarly, the FUND may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the FUND expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The FUND will be required to deposit initial margin and maintenance margin with respect to put and call option on futures contracts written by it pursuant to brokers' requirements similar to those described above. With respect to long positions assumed by the FUND, the FUND will establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other assets permitted by CFTC regulations. The FUND does not intend to leverage the futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the FUND is subject to the ADVISOR'S ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if the FUND has hedged against possibility of decline in the values of its investments and the values of its investments increased instead, the FUND will lose part or all of the benefit of the increase through payments of daily maintenance margin. The FUND may have to sell investments at a time when it may not be advantageous to do so in order to meet margin requirements.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the FUND because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on the futures contract itself would result in a loss to the FUND when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen event might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the FUND, the FUND may seek to close out a position. The ability to establish and close out a position. The ability to establish an close out position will be subject to development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following:

1.  there may be insufficient trading interest in certain contracts or options;

2. restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

3. trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;

4. unusual or unforeseen circumstances may interrupt normal operations on an exchange;

5. the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or

6. one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

GAA-6

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. If the FUND invests in tax-exempt securities issued by a governmental entity, the FUND may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the advisor, price movements in treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject to the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the FUND is subject to the ADVISOR'S ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the FUND has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the FUND'S tax-exempt securities increase instead as a result of a decline in interest rates, the FUND will lose part or all of the benefit of the increased value of its securities which it has hedge because it will have offsetting losses in its futures positions. In addition, in such situations, if the FUND has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

With respect to investments made for the International Fixed Income Securities and the International Equity Securities investment categories, the FUND may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The ADVISOR may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging), and to protect the value of specific portfolio positions (position hedging.)

The FUND may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the FUND contracts to purchase or sell the security and the settlement date, or to lock in the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For the purpose, the FUND may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, the FUND may also enter into contracts to purchase or sell foreign currencies at a future date (forward contracts) and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes the FUND may also purchase exchange-listed and over-the counter call and put options on foreign currency futures contracts and on foreign currencies.

The FUND may engage in position hedging to protect against the decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the FUND expects to buy, when the FUND holds cash reserves and short-term investments). For position hedging purposes the FUND may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the FUND may also purchase or sell foreign currency on a spot basis. In addition, as part of its position hedging strategies, the FUND may engage in the forward contract, futures contract and options transactions described previously using a currency different from that in which the portfolio securities are denominated (cross-hedging) if the ADVISOR believes that the U.S. dollar value of the currency used in cross-hedging will fall or rise, as the case may be, whenever there is a decrease or increase, respectively, in the U.S. dollar value of the currency in which the portfolio securities are denominated.

Hedging transactions involve costs and may result in losses. The FUND may write covered call options on foreign currencies to offset some of the costs of hedging those currencies, as well as to increase current return. The FUND will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The FUND'S ability to engage in hedging and related option transactions may be limited by tax considerations.

LENDING OF SECURITIES

The FUND may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending

                                                                           GAA-7
portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities lent. The borrower pays to the FUND an amount equal to any dividends or interest received on securities lent. The FUND retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the FUND retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the FUND if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The FUND may also call such loans in order to sell the securities involved. The FUND will not loan its portfolio securities to the ADVISOR, the sub-advisor or an affiliate thereof.

FORWARD COMMITMENTS


The FUND may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the FUND holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the FUND enters into offsetting contracts for the forward sale of other securities it purchased declines before the settlement date, the risk of which is in addition to the risk of decline in value of the FUND'S other assets. Where such purchases are made through dealers, the FUND relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the FUND of an advantageous yield of price. Although the FUND will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, the FUND may dispose of a commitment before settlement if the ADVISOR deems it appropriate to do so. The FUND may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS

The FUND may enter into repurchase agreements with respect to the amount of its total assets (taken at current value) specified in the Prospectus. A repurchase agreement is a contract under which the FUND acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the FUND to re-sell such security at a fixed time and price (representing the FUND'S cost plus interest). It is the FUND'S present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. The Board of Directors or its delegate will evaluate the creditworthiness of all entities with which the FUND proposes to enter into repurchase agreements. Repurchase agreements may also be viewed as loans made by the FUND which are collateralized by the securities subject to the repurchase. The ADVISOR will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the FUND could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the FUND may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the FUND is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

INVESTMENT RESTRICTIONS

The following 17 restrictions are fundamental. The FUND may not and will not:

 1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

 2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction 1. (The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with the writing of put or call options and collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.)

 3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options on financial futures contracts.

 4. Make short sales of securities or maintain a short sale position from the account of the FUND unless at

GAA-8
    all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

 5. Underwrite securities issued by other persons except to the extent that, in connection with disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

 6. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

 7. Purchase or sell commodities or commodity contracts, except that the FUND may write and purchase options on financial futures contracts.

 8. Make loans, except by purchase of debt obligations in which the FUND may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its assets.


 9. Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the FUND (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities (U.S. Government obligations).



 10. Acquire more than 10% of the voting securities of any issuer.



 11. Invest more than 25% of the value of its total assets in any one industry.



 12. Invest in the securities of other investment companies, except as they may be acquired as part of a merger of consolidation or acquisition of assets.



 13. Invest more than 5% of its net assets in securities restricted as to resale.



 14. Make investments for the purpose of gaining control of a company's management.



 15. Issue any class of securities which is senior to the FUND'S stock. (For purposes of this restriction, collateral arrangements with respect to the writing of options are not deemed to be the issuance of a senior security).



The following two restrictions are not fundamental, and the FUND does not presently intend:


1. To invest in (a) securities which at the time of such investment are not readily marketable, (b) restricted securities and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the FUND'S total assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b) and (c).


2. To invest in equity securities for which market quotations are not readily available if, as a result, the aggregate of such investments would exceed 5% of the value of the FUND'S net assets; provided, however, that this restriction shall not apply to U.S. Government obligations. (Debt securities having equity features are not considered equity securities for purposes of this restriction.)


Although the provisions of fundamental investment restrictions 1, 2 and 4 permit the FUND to engage in certain practices to a limited extent, the FUND does not have any present intention of engaging in such practices.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Investment Company Act of 1940 (1940 Act) provides that a vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the FUND, or (2) 67% or more of the shares present at a meeting in person or by proxy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The ADVISOR is responsible for decisions to buy and sell securities for the FUND, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the FUND usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

                                                                           GAA-9

The ADVISOR currently provides investment advice to a number of other clients. See Investment advisor. It will be the practice of the ADVISOR to allocate purchase and sale transactions among the FUND and others whose assets are managed in such manner as is deemed equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the FUND and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the FUND or other accounts or companies for which the ADVISOR provides investment advice (including affiliates of the ADVISOR). On occasions when the ADVISOR deems the purchase or sale of a security to be in the best interest of the FUND, as well as the other clients of the advisor, the advisor, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the FUND with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the ADVISOR in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the FUND. In some instances, the procedures may impact the price and size of the position obtainable for the FUND. Portfolio securities are not purchased from or sold to the ADVISOR or any affiliated person (as defined in the 1940 Act) of the advisor.


In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The ADVISOR may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the FUND will review regularly the reasonableness of commission and other transaction costs incurred from time to time, and, in that connection, will receive reports from the ADVISOR and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the advisors by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the ADVISOR regards as a useful supplement of its own internal research capabilities. The ADVISOR may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the ADVISOR'S clients; in addition, the ADVISOR may allocate trades among brokers that generally provide superior brokerage and research services. During 1997, the ADVISOR directed transactions totaling approximately $242.3 million to these brokers and paid commissions of approximately $303,000 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the ADVISOR'S clients and not solely or necessarily for the benefit of the FUND. The ADVISOR believes that the value of research services received is not determinable and does not significantly reduce its expenses. The FUND does not reduce its fee to the ADVISOR by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid by the FUND during 1997 was $460,621, for 1996 it was $370,923, and for 1995 it was $337,343.


Under the sub-advisory agreement between the ADVISOR and the sub-advisor, the sub-advisor may perform some, or substantially all, of the investment advisory services required by the FUND, even though the ADVISOR remains primarily responsible for investment decisions affecting the FUND. The SUB-ADVISOR will follow the same procedures and policies which are followed by the ADVISOR as described previously. The SUB-ADVISOR currently provides investment advice to a number of other clients. See Sub-advisor.

DETERMINATION OF NET ASSET VALUE


A description of the days on which the FUND'S net asset value per share will be determined is given in the Prospectus. The New York Stock Exchange's most recent announcement (which is subject to change) states that in 1998 it will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.


Since a significant portion of the FUND'S portfolio may at any one time consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of the FUND could therefore be significantly affected) on days when the investor has no access to the FUND.

GAA-10

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                          GAA-11

APPENDIX

(NOTE: THIS IS UNIFORM INFORMATION FOR THE 11 FUNDS. SEE EACH FUND'S SAI FOR INFORMATION SPECIFIC TO THAT FUND.)

THIS APPENDIX CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH FUND), LINCOLN NATIONAL BOND FUND, INC. (BOND
FUND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION
FUND), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME FUND), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION FUND), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME FUND), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL FUND), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED FUND), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET FUND), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS
FUND), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES FUND). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISOR AND SUB-ADVISOR

LINCOLN INVESTMENT Management, Inc. (LINCOLN INVESTMENT) is the investment ADVISOR to the FUNDS and is headquartered at 200 E. Berry Street, Fort Wayne, Indiana 46802. LINCOLN INVESTMENT (THE ADVISOR) is a subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. LINCOLN INVESTMENT is registered with the Securities and Exchange Commission (SEC) as an INVESTMENT ADVISOR and has acted as an INVESTMENT ADVISOR to mutual funds for over 40 years. The ADVISOR also acts as INVESTMENT ADVISOR to Lincoln National Income Fund, Inc. (a closed-end investment company whose investment objective is to provide a high level of current income from interest on fixed-income securities) and Lincoln National Convertible Securities Fund, Inc. (a closed-end investment company whose investment objective is a high level of total return on its assets through a combination of capital appreciation and current income) and to other clients, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc. (the Corporate Income Fund and the Federal Bond Fund of that retail mutual fund complex).

Under Advisory Agreements with the FUNDS, the ADVISOR provides portfolio management and investment advice to the FUNDS and administers its other affairs, subject to the supervision of the funds' Board of Directors. The advisor, at its expense, will provide office space to the FUNDS and all necessary office facilities, equipment and personnel and will make its officers and employees available to the FUNDS as appropriate. In addition, the ADVISOR will pay all expenses incurred by it or by the FUNDS in connection with the management of each FUND'S assets or the administration of its affairs, other than those assumed by the FUNDS, as described in the Appendix to the Prospectus. LINCOLN LIFE has paid the organizational expenses of all the FUNDS. The rates of compensation to the ADVISOR and the sub-advisors are set forth in the Appendix to the Prospectus.


                                                          1997        1996        1995
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $2,109,952  $1,428,803  $  725,544

Bond Fund                                                  1,221,295   1,188,030   1,061,701

Capital Appreciation Fund                                  2,940,632   1,549,656     726,011

Equity-Income Fund                                         6,053,404   3,303,336   1,457,623

Global Asset Allocation Fund                               2,808,358   2,072,722   1,570,876

Growth and Income Fund                                     9,714,765   7,063,276   5,077,981

International Fund                                         3,741,563   3,319,701   2,770,197

Managed Fund                                               2,873,786   2,480,524   2,120,656

Money Market Fund                                            451,243     417,468     385,019

Social Awareness Fund                                      3,355,544   1,877,030   1,048,366

Special Opportunities Fund                                 2,824,015   2,274,229   1,809,514

During the last three years, the ADVISOR received the amounts, as mentioned above, for investment advisory services. If total expenses of the FUNDS (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each FUND (2% for the International Fund), the ADVISOR will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the ADVISOR to each FUND.


The current advisory agreements between the ADVISOR and the FUNDS will remain in effect from year to year if approved annually by: (1) the Board of Directors of each FUND or by the vote of a majority of the outstanding voting securities of each FUND, and (2) a vote of a majority of the directors who are not interested persons of the FUNDS or the advisor, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated without penalty at any time, on 60 days' written notice by: (1) the Board of Directors of each FUND, (2) vote of a majority of the outstanding voting securities of each FUND or (3) the advisor. The advisory agreement terminates automatically in the event of assignment.

In like manner, the current sub-advisory agreement will remain in effect from year to year if approved annually by the Board of Directors of the applicable FUNDS or by the vote of a majority of the outstanding voting securities of those FUNDS. The sub-advisory agreements may be terminated without penalty at any time, on 60 days' written notice, by: (1) the Board of Directors of the applicable FUND, (2) vote of the majority of the outstanding voting securities of the applicable FUND, (3) the sub-advisor, or (4) the advisor. The sub-advisory agreements terminate automatically in the event of assignment.


During the last three years each SUB-ADVISOR received the following amounts for investment sub-advisory services. LINCOLN INVESTMENT, not the FUND, pays all sub-advisory fees owed.



                                                          1997        1996        1995
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $1,229,800  $  893,059  $  483,982

Bond Fund                                                        N/A         N/A         N/A

Capital Appreciation Fund                                  2,072,388   1,117,383     545,800

Equity-Income Fund                                         4,781,931   2,612,405   1,152,337

Global Asset Allocation Fund                               1,724,369   1,284,185   1,034,321

Growth and Income Fund                                     6,155,225   4,440,325   3,108,208

International Fund                                         1,503,294   1,326,484   1,146,153

Managed Fund                                                 974,080     820,633     672,474

Money Market Fund                                                N/A         N/A         N/A

Social Awareness Fund                                      1,901,560     923,516     462,593

Special Opportunities Fund                                 1,519,961   1,168,134     868,019

DIRECTORS AND OFFICERS

The directors and executive officers of each FUND, their business addresses, positions with FUND, age and their principal occupations during the past five years are as follows:

------------------------------------------------------------------------------------------------------------------

*          KELLY D. CLEVENGER           Vice President, Lincoln National Life Insurance Co.
           CHAIRMAN OF THE BOARD,
           PRESIDENT AND DIRECTOR, age
           45
           1300 S. Clinton Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

           JOHN B. BORSCH, JR.          Retired, formerly Associate Vice President--Investments, Northwestern
           DIRECTOR, age 64             University
           1776 Sherwood Road
           Des Plaines, IL 60016
------------------------------------------------------------------------------------------------------------------

           NANCY L. FRISBY, CPA         Regional Vice President/Chief Financial Officer (formerly Vice
           DIRECTOR, age 56             President--Finance; Regional Controller of Finance), St. Joseph Medical
           700 Broadway                 Center, Fort Wayne, Indiana
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

*          BARBARA S. KOWALCZYK         Senior Vice President and Director, Corporate Planning and Development,
           DIRECTOR, age 46             Lincoln National Corporation; Director, Lincoln Life and Annuity Company
           1300 S. Clinton St.          of New York (formerly Executive Vice President, LINCOLN INVESTMENT
           Fort Wayne, IN 46802         Management, Inc.)
------------------------------------------------------------------------------------------------------------------

           KENNETH G. STELLA            President, Indiana Hospital and Health Association
           DIRECTOR, age 54
           One America Square
           Indianapolis, IN 46282
------------------------------------------------------------------------------------------------------------------

*          JANET C. WHITNEY             Vice President and Treasurer, Lincoln National Corp. (formerly Vice
           TREASURER, age 49            President and General Auditor)
           200 East Berry Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

*          CYNTHIA A. ROSE              Assistant Secretary, Lincoln National Life Insurance Co.
           SECRETARY, age 43
           200 East Berry Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------


* Interested persons of the FUNDS, as defined in the 1940 Act. Directors' fees of $250 per meeting are paid by each FUND to each director who is not an interested person of the FUND. During 1997, each FUND paid $1,000 in director's fees to each such director, plus out of pocket expenses to attend meetings. During 1997, the FUND complex paid each of these directors aggregate fees of $11,000. Mr. Stanley R. Nelson, a director who retired in 1997, received $750 in director fees from each FUND and aggregate fees of $8,250 from the FUND complex. Mr. Stella became a director in 1998 and thus received no fees during 1997.

INVESTMENT POLICIES AND TECHNIQUES

OPTIONS AND FINANCIAL FUTURES TRADING

This discussion relates to the Bond, Growth and Income, Managed, Social Awareness and Special Opportunities Funds. Neither the International Fund nor the Money Market Fund has sought the authority to engage either in options or in futures trading. (NOTE: The Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds have their own respective discussions of the strategic portfolio transactions in which they may engage.)

OPTIONS TRADING

The FUND may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the FUND'S portfolio. The FUND may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The FUND would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.

A. In General. Put and call options are generally short-term contracts with durations of nine months or less. The INVESTMENT ADVISOR will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the FUND'S net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the FUND has cash or other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the FUND in writing options is that the investment ADVISOR'S assumption about the price trend of the underlying security may prove inaccurate. If the FUND wrote a put, expecting the price of a security to increase, and it decreases, or if the FUND wrote a call, expecting the price to decrease but it increased, the FUND could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

B. Call Options. The FUND may write only call options which are covered, meaning that the FUND either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the FUND will not, before the expiration of a call option, permit the call to become uncovered. If the FUND writes a call option, the purchaser of the option has the right to buy (and the FUND has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the FUND by the purchaser of the option is the premium. The FUND'S obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the FUND were to effect a closing purchase transaction through the purchase of an equivalent option on an exchange. The FUND would not be able to effect a closing purchase transaction after it had received notice of exercise.

In order to write a call option, the FUND is required to deposit in escrow the underlying security or other assets in accordance with the rules of The Options Clearing Corp. (OCC) and the various exchanges. The FUND may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the FUND for writing the option.

Generally, the INVESTMENT ADVISOR (THE ADVISOR) intends to write listed covered calls during periods when it anticipates declines in the market values of portfolio securities and the premiums received (net of transaction costs) may offset to some extent the decline in the FUND'S net asset value occasioned by such declines in market value. The ADVISOR will generally not write listed covered call options when it anticipates that the market value of the FUND'S portfolio securities will increase.

If the ADVISOR decides that at a price higher than the current value a portfolio security would be overvalued and should be sold, the FUND may write a call option on the security at that price. Should the security subsequently reach that price and the option be exercised, the FUND would, in effect, have increased the selling price of that security, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the security declined and the option were not exercised, the premium would offset all or some portion of that decline. It is possible, of course, that the price of the security could increase beyond the exercise price; in that event, the FUND would forego the opportunity to sell the security at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the advisor, the market price of a security is overvalued and it should be sold, the FUND may elect to write a call with an exercise price substantially below the current market price. So long as the value of the underlying security remains above the exercise price during the term of the option, the option will be exercised, and the FUND will be required to sell the security at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the security at the time the call is written, the FUND would, in effect, have increased the selling price of the security. The FUND would not write a call under these circumstances if the sum of the premium and the exercise price were less than the current market price of the security.

In summary, a principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer, such as the FUND, which owns the underlying security has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but has retained the risk of loss should the price of the security decline. Unlike one who owns securities not subject to a call, the FUND as a call writer may be required to hold such securities until the expiration of the call option or until the FUND engages in a closing purchase transaction at a price that may be below the prevailing market.

C. Put Options. The FUND may also write put options. If the FUND writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option. The rules regarding the writing of put options are generally comparable to those described above with respect to call options.

Writing put options may be a useful portfolio investment strategy when the FUND has cash or other reserves available for investment as a result of sales of FUND shares or because the ADVISOR believes a more defensive and less fully invested position is desirable in light of market conditions. If the FUND wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the FUND writes a put option, the price of the underlying security declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the FUND for the security. Of course, the price of the security may continue to decline after exercise of the put options, in which event the FUND would have foregone an opportunity to purchase the security at a lower price, or the option might never be exercised.

If, before the exercise of a put, the ADVISOR determines that it no longer wishes to invest in the security on which the put has been written, the FUND may be able to effect a closing purchase transaction on an exchange by purchasing a put of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option, and there is no guarantee that a closing purchase transaction can be effected. The FUND may purchase put options only in connection with a closing transaction.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the FUND as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the FUND as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

At the time a put option is written, the FUND will be required to establish, and will maintain until the put is exercised or has expired, a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount which the FUND will be obligated to pay upon exercise of the put. Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the FUND will be able to effect a closing transaction at a favorable price. If the FUND cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the FUND are exercised, the FUND'S rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The FUND will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON

A. In General. The FUND may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The FUND may sell a futures contract or purchase a put option on that futures contract to protect the value of the FUND'S portfolio in the event the INVESTMENT ADVISOR anticipates declining security prices. Similarly, if security prices are expected to rise, the FUND may purchase a futures contract or a call option thereon. (For certain limited purposes, as explained later, the FUND is also authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge.)

The FUND will not invest in futures contracts and options thereon if immediately thereafter the amount committed to margins plus the amount paid or option premiums exceeds 5% of the FUND'S total assets. In addition the FUND will not hedge more than 1/3 of its net assets.

B. Futures contracts. The FUND may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the FUND'S portfolio or which the FUND intends to purchase. The FUND will engage in such transactions consistent with the FUND'S investment objective. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

There are a number of reasons why entering into futures contracts for hedging purposes can be beneficial to the FUND. First, futures markets may be more liquid than the corresponding cash markets on the underlying securities. Such enhanced liquidity results from the standardization of the futures contracts and the large transaction volumes. Greater liquidity permits a portfolio manager to effect a desired hedge both more quickly and in greater volume than would be possible in the cash market. Second, a desired sale and subsequent purchase can generally be accomplished in the futures market for a fraction of the transaction costs that might be incurred in the cash market.

The purpose of selling a futures contract is to protect the FUND'S portfolio from fluctuation in asset value resulting from security price changes. Selling a futures contract has an effect similar to selling a portion of the FUND'S portfolio securities. If security prices were to decline, the value of the FUND'S futures contracts would increase, thereby keeping the net asset value of the FUND from declining as much as it otherwise might have. In this way, selling futures contracts acts as a hedge against the effects of declining prices. However, an increase in the value of portfolio securities tends to be offset by a decrease in the value of corresponding futures contracts.

Similarly, when security prices are expected to rise, futures contracts may be purchased to hedge against anticipated subsequent purchases of portfolio securities at higher prices. By buying futures, the FUND could effectively hedge against an increase in the price of the securities it intends to purchase at a later date in order to permit the purchase to be effected in an orderly manner. At that time, the futures contracts could be liquidated at a profit if prices had increased as expected, and the FUND'S cash position could be used to purchase securities.

When a purchase or sale of a futures contract occurs, a deposit of high-quality, liquid securities called initial margin is made by both buyer and seller with a custodian for the benefit of the broker. Unlike other types of margin, a futures margin account does not involve any loan or borrowing but is merely a good faith deposit that must be maintained in a minimum amount of cash or U.S. Treasury bills. All futures positions, both long and short, are marked-to-market daily, with cash payments called variation margin being made by buyers and sellers to the custodian, and passed through to the sellers and buyers, to reflect daily changes in the contract values.

Most futures contracts are typically canceled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. Other financial futures contracts call for cash settlements rather than delivery of securities.

If the price of an offsetting futures transaction varies from the price of the original futures transaction, the hedger will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the realized loss or gain on the hedged securities position, but may not always or completely do so.

The FUND will not enter into any futures contract if, immediately thereafter, the aggregate initial margin for all existing futures contracts and options thereon and for premiums paid for related options would exceed 5% of the FUND'S total assets. The FUND will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.

C. Risks and limitations involved in futures hedging. There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the FUND'S securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the INVESTMENT ADVISOR could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.

The FUND intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the FUND would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Successful use of futures contracts by the FUND is also subject to the ability of the INVESTMENT ADVISOR to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the FUND has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the FUND will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the FUND has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The FUND may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the FUND is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the FUND then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the FUND will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The selling of futures contracts by the FUND and use of related transactions in options on futures contracts (discussed later) are subject to position limits, which are affected by the activities of the investment advisor.

The hours of trading of futures contracts may not conform to the hours during which the FUND may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, investment companies registered under the 1940 Act are exempted from the definition of commodity pool operator in the Commodity Exchange Act, subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the investment company's commodity futures transactions constitute bona fide hedging transactions (except on an unleveraged basis, as described in (F.) With respect to long positions assumed by the FUND, the FUND will segregate with its custodian an amount of cash and other assets permitted by Commodity Futures Trading Commission (CFTC) regulations equal to the market value of the futures contracts and thereby insure that the use of futures contracts is unleveraged. The FUND will use futures in a manner consistent with these requirements.

D. Options on futures contracts. The FUND only intends to engage in options on futures contracts for bona fide hedging purposes in compliance with CFTC regulations. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (which position may be a long or short position). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

The FUND will be required to deposit initial and variation margin with respect to put and call options on futures contracts written by it pursuant to the FUND'S futures commissions merchants' requirements similar to those applicable to the futures contracts themselves, described previously.

E. Risks of futures transactions. The FUND'S successful use of futures contracts and options thereon depends upon the ability of its investment ADVISOR to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the FUND'S exposure to loss, they may also limit the FUND'S potential for capital gains. For example, if the FUND has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the FUND will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the FUND will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.

F. The FUND also is authorized, subject to the limitations set out in the Prospectus, to purchase futures contracts on an unleveraged basis, when not intended as an anticipatory hedge. When a contract is purchased on this basis the investment company establishes a segregated account, composed of cash and/or cash equivalents, equal to the total value of the contract (less margin on deposit). As with other futures trading, these purchases must not be for speculative purposes.

The ability to engage in these purchases on an unleveraged basis can significantly decrease transaction costs to the FUNDS in certain instances. For example, if an inordinately large deposit should occur on a single day, the sheer volume of securities purchases required for that day may place the FUND at a market disadvantage by requiring it to purchase particular securities in such volume that its own buying activity could cause prices to increase. In addition, if this deposit had involved market-timing and as a result there subsequently were an oversized withdrawal, the FUND could again suffer market disadvantage, this time because the volume of sales could, for the same reason, force prices of particular securities to decrease. The FUND, by buying a futures contract (followed by the appropriate closing transaction) instead of purchasing securities could achieve considerable savings in transaction costs without departing from FUND objectives. Furthermore, as stated in (C.), price changes in a futures contract generally parallel price changes in the securities that the FUND might otherwise have purchased. Thus, purchase of a futures contract on an unleveraged basis allows the FUND to comply with its objective while at the same time achieving these lower transaction costs.

VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For FUNDS (other than the Money Market FUND) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those FUNDS engaging in options trading, FUND investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The FUND'S net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS THEREON. For those FUNDS buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For FUNDS investing in foreign securities, the value of a foreign portfolio security held by a FUND is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that FUND'S portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the FUND'S assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of FUND shares on days when the investor has no access to the FUND. There are more detailed explanations of these circumstances in the SAI for the various FUNDS. See the Preface to this Prospectus booklet for information about how to obtain a copy of the SAI booklet.

LENDING OF PORTFOLIO SECURITIES

As described in the Prospectus, the FUNDS may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular FUND during the term of the loan. The FUND will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the FUND will receive interest on the amount of the loan. The loans will be terminable by the FUND at any time and will not be made to any affiliates of the FUND or the advisor. The FUND may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the ADVISOR to be creditworthy.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The FUNDS may make short-term investments in repurchase agreements. A repurchase agreement typically involves the purchase by the FUND of securities (U.S. Government or other money market securities) from a financial institution such as a bank, broker-dealer or savings and loan association, coupled with an agreement by the seller to repurchase the same securities from the FUND at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price to the FUND and the resale price to the seller represents the interest earned by the FUND which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the FUND may incur a loss if the value of the collateral securing the repurchase agreement declines, or the FUND may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the FUND may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the FUNDS or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each transaction will be in the actual or constructive possession of the particular FUND during the terms of the transaction, as provided in the agreement.

In a reverse repurchase agreement, the FUND involved sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the FUNDS will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The FUND will enter into reverse repurchase agreements only with parties that the ADVISOR or sub-advisor deems creditworthy. Reverse repurchase agreements are considered to be borrowing transactions, and thus are subject to the FUND'S limitation on borrowing. Not every FUND is authorized to enter into reverse repurchase agreements.

CUSTODIAN


All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities Funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each FUND pursuant to a Custodian Agreement dated March 30, 1998.


All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these FUNDS pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation Fund, April 29, 1991 for the International Fund, and December 6, 1993 for the other three FUNDS.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the FUNDS proxies, proxy statements, etc.

INDEPENDENT AUDITORS


Each FUND'S Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the FUND. In addition to the audit of the 1997 financial statements of the FUNDS, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.


FINANCIAL STATEMENTS


The audited financial statements and the report of Ernst & Young LLP, Independent Auditors, for the FUNDS are incorporated by reference to the FUNDS' 1997 Annual Report. We will provide a copy of the Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).


BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The FUND will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The FUND will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The FUND will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.


A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.


U.S. GOVERNMENT
OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each FUND intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the CODE). If a FUND qualifies as a regulated investment company and complies with the provisions of the CODE relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from Federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each FUND must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the FUND'S principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The Federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each FUND intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

Since the sole shareholder of each FUND will be LINCOLN LIFE, no discussion is stated herein as to the Federal income tax consequences at the shareholder level.

The discussion of Federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the CODE and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only Federal tax considerations with respect to the FUND. State and local taxes vary.

STATE REQUIREMENTS

The California Department of Insurance has established the following guidelines for an underlying portfolio of a VARIABLE ACCOUNT. The FUNDS intend to comply with these guidelines:

BORROWING

The borrowing limit for any FUND is 33 1/3 percent of total assets. Entering into a reverse repurchase agreement shall be considered "borrowing" as that term is used herein.

FOREIGN INVESTMENTS -- DIVERSIFICATION

The diversification guidelines to be followed by international and global FUNDS are as follows:

a. An international FUND or a global FUND is sufficiently diversified if it is invested in a minimum of three different countries at all times, and has invested no more than 50 percent of total assets in any one second-tier country and no more than 25 percent of total assets in any one third-tier country. First-tier countries are: Germany, the United Kingdom,

    Japan, the United States, France, Canada, and Australia. Second-tier countries are all countries not in the first or third tier. Third-tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation.

b. A regional FUND is sufficiently diversified if it is invested in a minimum of three countries. The name of the FUND must accurately describe the FUND.

c.  The name of a single country FUND must accurately describe the FUND.

d.  An index FUND must substantially mirror the index.

DERIVATIVE TRANSACTIONS-
DEFINITIONS

The Prospectus for each FUND and the uniform Appendix for the Prospectus booklet discuss the type of derivative transactions in which the FUNDS may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the Appendix:

OPTION. A contract which gives the FUND the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the FUND to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the FUND would either pay out or receive a cash settlement. This is discussed below.

CURRENCY OPTION. Discussed later.

FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.

INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.

STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.

OPTION ON A FUTURES CONTRACT. Discussed later.

SWAP. A financial transaction in which the FUND and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price, level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.

EQUITY SWAP. One which allows the FUND to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.

INTEREST RATE SWAP. One in which the FUND and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).

Related transactions to interest rate swaps:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the FUND to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.

INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the FUND and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

PART C - OTHER INFORMATION


     Item 24. Financial Statements and Exhibits

     a) Financial Statements:

          (1) Part A.
              -------

          The financial highlights of Lincoln National Global Asset Allocation Fund (the Fund) for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, and 1988 and for the period from August 3, 1987 to December 3, 1987, is incorporated by reference to Pages 53-54 of the Fund's 1997 Annual Report.

              Part B.
              ------

          The following financial statements and report of Independent Auditors of the Fund are incorporated by reference to Pages 19-30 and 42,44 and 46-52 and 55 of the Fund's 1997 Annual Report:


          - Statement of Net Assets -- December 31, 1997
          - Statement of Operations -- Year Ended December 31, 1997
          - Statements of Changes in Net Assets -- Years Ended
            December 31, 1997 and 1996
          - Notes to Financial Statements -- December 31, 1997
          - Report of Independent Auditors


          In total, only pages 19-30 and 42,44 and 46-55 of the Fund's 1997 Annual Report are incorporated by reference into this Registration Statement. No other pages of that Report are incorporated by reference.

          (2) Schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the required information is included in the financial statements, and therefore have been omitted.

     b) Exhibits:

           1   - Articles

           2   - By-Laws

           3   - NA

           4   - Certificate


           5(a)- Sub-Advisory Agreement between Lincoln Investment
                 Management, Inc. and Putnam Investment Management, Inc. dated June 8, 1987.

           5(b)- Advisory Agreement between Lincoln Investment Management,
                 Inc. and Lincoln National Global Asset Allocation Fund, Inc. dated May 31, 1987.


           6(a)- Specimen Agents Contract




           7   - NA

           8(a)- Custody Agreement

           8(b)- Custody Fee Schedule (filed with Post-Effective Amendment
                 NO. 12 to this registration statement)


           9(a)- Agreement to Purchase Shares

           9(b)- Trade Name Agreement

           9(c)- NA

           9(d)- Services Agreement between Delaware Management Holdings, Inc.,
                 Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.

          10   - Opinion of Counsel

          11   - Consent of Ernst & Young LLP, Independent Auditors

          12   - NA


          13   - Investment Letter


          14   - NA

          15   - NA

          16   - NA

          17(a)- Financial Data Schedule

          18(a)  Power of Attorney-Nancy L. Frisby

          18(b)  Power of Attorney-John B. Borsch Jr.

          18(c)  Power of Attorney-Barbara S. Kowalczyk

          19(a)- ORG chart

          19(b)- Memorandum Concerning Books and Records

Item 25. Persons Controlled by or Under Common Control with Registrant

     See "Management of the Fund", "Purchase of Securities Being Offered", and "Description of Shares" in the Prospectus forming Part A of this Registration Statement and "Investment Advisor and Sub Adviser" in the Statement of Additional Information forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, The Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Account C and its Variable Life Account K, is the sole shareholder in the Fund.

     No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 15(a) to the Form N-4 Registrant Statement filed by Lincoln National Variable Annuity Account C (File No. 33-25990), and is incorporated by reference into this Registration Statement.

Item 26. Number of Holders of Securities

     As of April 1, 1998, there was one record holder of common stock, $.01 par value per share.

Item 27. Indemnification

     Reference is made to Article IX of the Fund's By-Laws (filed as Exhibit No. 2 hereto), Section 8 of the Agreement to Purchase Shares between the Fund and Lincoln National Pension Insurance Company (filed as Exhibit 9(a) hereto), and Section 2-418 of the Maryland General Corporation Law.

Item 28. Business and Other Connections of Investment Adviser

     Information pertaining to any business and other connections of Registrant's investment adviser, Lincoln Investment, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement, and
     Item 7 of Part II of Lincoln Investment's Form ADV filed separately with the Commission (File No. 801-5098). Information pertaining to any business and other connections of Registrant's sub-investment adviser, Putnam Investment Management, Inc. ("Putnam") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund," the section of the Statement of Additional Information captioned "Investment Adviser and Sub-Adviser," and Item 7 of Part II of Putnam's Form ADV filed separately with the Commission (File No. 801-7974).

     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of Lincoln Investment and Putnam are hereby incorporated by reference, respectively, from Schedules A and D of Lincoln Investment's Form ADV and from Schedules A and D of Putnam's Form ADV.

     (a) As of April 1, 1998, the officers and/or directors of the Investment Adviser held the following positions:



                          POSITION               OTHER SUBSTANTIAL BUSINESS
                          INVESTMENT             PROFESSION, VOCATION OR
NAME                      ADVISER                EMPLOYMENT; ADDRESS
------------------------  ---------------------  ---------------------------------------------------------
JoAnn Becker              Senior Vice President  200 East Berry Street,
                          and Director           Fort Wayne, Indiana 46802

David A. Berry            Vice President         Vice President, Lincoln National Income Fund, Inc. and
                                                 Lincoln National Convertible Securities Fund, Inc.,
                                                 Second Vice President, Lincoln Life & Annuity Company of
                                                 New York, 200 East Berry Street, Fort Wayne, Indiana
                                                 46802

Steven R. Brody           Senior Vice President  President and Director, Lincoln National Realty
                          and Director           Corporation; Vice President, The Lincoln National Life
                                                 Insurance Company, and Lincoln Advisor Funds, Inc., 200
                                                 East Berry Street, Fort Wayne, Indiana 46802

David C. Fischer          Vice President         Vice President, Lincoln National Income Fund, Inc. 200
                                                 East Berry Street
                                                 Fort Wayne, Indiana 46802

Mark Laurent              Second Vice President  200 East Berry Street, Fort Wayne, Indiana 46802

Thomas M. McMeekin        President and          President and Director, Lincoln National Convertible
                          Director               Securities Fund, Inc., Lincoln National Income Fund,
                                                 Inc., President, Chief Executive Officer and Director,
                                                 Lincoln National Mezzanine Corporation; Executive Vice
                                                 President and Chief Investment Officer, Lincoln National
                                                 Corporation; Director, Delaware Management Holdings,
                                                 Inc., Lincoln National (China) Inc., Lincoln National
                                                 (India) Inc., Lincoln National Investment Companies,
                                                 Inc., Lincoln National Realty Corporation, Lynch & Mayer,
                                                 Inc., Vantage Global Advisors, Lincoln National Life
                                                 Insurance Company, 200 East Berry Street, Fort Wayne,
                                                 Indiana 46802 Other Substantial Business

Jil Schoeff-Lindholm      Portfolio Manager      200 East Berry Street, Fort Wayne, Indiana 46802

Cedrick Walta             Short Term Investment  200 East Berry Street, Fort Wayne, Indiana 46802
                          Manager

Denny Westrick            Second Vice President  200 East Berry Street, Fort Wayne, Indiana 46802

Jay Yentis                Second Vice President  200 East Berry Street, Fort Wayne, Indiana 46802


     (b)  The Sub-Advisor.

     As of March 13, 1998 the officers and/or directors of the Sub-Adviser are as follows:

           Putnam Investment Management, Inc.
           One Post Office Square
           Boston, MA 02109

        Name                                Title
        ------                             ----------
        Putnam, George                     Chairman
        Lasser, Lawrence J.                President & Director
        Silver, Gordon H.                  Director & SMD
        Burke, Robert W.                   Sr Managing Director
        Coburn, Gary N.                    Sr Managing Director
        Ferguson, Tim                      Sr Managing Director
        Regan, Anthony W.                  Sr Managing Director
        Spiegel, Steven                    Sr Managing Director
        Anderson, Blake E.                 Managing Director
        Bogan, Thomas R.                   Managing Director
        Browchuk, Brett                    Managing Director
        Cassaro, Joseph A.                 Managing Director
        Collman, Kathleen M.               Managing Director
        Curtin, William J.                 Managing Director
        D'Alello, Edward H.                Managing Director
        DeTore, John A.                    Managing Director
        Durgarian, Karnig H.               Managing Director
        Esteves, Irene M.                  Managing Director
        Gillis, Roland                     Managing Director
        Haslett, Thomas R.                 Managing Director
        Hurley, William J.                 Managing Director
        Jacobs, Jerome J.                  Managing Director
        Joseph, Joseph P.                  Managing Director
        Kearney, Mary E.                   Managing Director
        King, David L.                     Managing Director
        Kohli, D. William                  Managing Director
        Krelsel, Anthony I.                Managing Director
        Landes, William J.                 Managing Director
        Maloney, Kevin J.                  Managing Director
        Martino, Michael                   Managing Director
        Maxwell, Scott M.                  Managing Director
        McGue, William F.                  Managing Director
        McMullen, Carol C.                 Managing Director
        Miller, Daniel L.                  Managing Director
        Morgan, Jr., John J.               Managing Director
        O'Donnell Jr., C. Patrick          Managing Director
        Peacher, Stephen C.                Managing Director
        Porter, Charles E.                 Managing Director
        Reilly, Thomas V.                  Managing Director
        Schultz, Mitchell D.               Managing Director
        Scott, Justin M.                   Managing Director
        Swift, Robert                      Managing Director
        Talanian, John C.                  Managing Director
        Woolverton, William H.             Managing Director
        Zieff, William E.                  Managing Director
        Waldman, David L.                  Managing Director & CFO
        Asher, Steven E.                   Senior Vice President
        Atkin, Michael J.                  Senior Vice President

        Attridge, Gail S.                  Senior Vice President
        Bakshi, Manjit S.                  Senior Vice President
        Bamford, Dolores Snyder            Senior Vice President
        Baumbach, Robert K.                Senior Vice President
        Beck, Robert R.                    Senior Vice President
        Blaisdell, Geoffrey C.             Senior Vice President
        Bousa, Edward P.                   Senior Vice President
        Breenahan Leslee R.                Senior Vice President
        Burke, Andrea                      Senior Vice President
        Burns, Cheryl A.                   Senior Vice President
        Callahan, Ellen S.                 Senior Vice President
        Carlson, David G.                  Senior Vice President
        Chapman, Susan                     Senior Vice President
        Cotner, C. Beth                    Senior Vice President
        Cronin, Kevin M.                   Senior Vice President
        Curran, Peter J.                   Senior Vice President
        Dalferro, John R.                  Senior Vice President
        Daly, Kenneth L.                   Senior Vice President
        Derbyshire, Ralph S.               Senior Vice President
        England, Richard B.                Senior Vice President
        Eurkus, David J.                   Senior Vice President
        Fitzgerald, Michael T.             Senior Vice President
        Flaherty, Patricia C.              Senior Vice President
        Francis, Jonathan H.               Senior Vice President
        Frucci, Richard M.                 Senior Vice President
        Fullerton, Brian J.                Senior Vice President
        Grant, J. Peter                    Senior Vice President
        Grim, Daniel J.                    Senior Vice President
        Haagensen, Paul E.                 Senior Vice President
        Hadden, Peter J.                   Senior Vice President
        Halperin, Matthew C.               Senior Vice President
        Han, Billy P.                      Senior Vice President
        Healey, Deborah R.                 Senior Vice President
        Holding, Pamela                    Senior Vice President
        Joyce, Kevin M.                    Senior Vice President
        Kamshad, Omid                      Senior Vice President
        Kay, Karen R.                      Senior Vice President
        Kirson, Steven L.                  Senior Vice President
        Kobylarz, Jeffrey J.               Senior Vice President
        Koontz, Jill A.                    Senior Vice President
        Korn, Karen R.                     Senior Vice President
        Kuenstner, Deborah F.              Senior Vice President
        Leichter, Jennifer E.              Senior Vice President
        Lindsey, Jeffrey R.                Senior Vice President
        Lukens, James W.                   Senior Vice President
        MacElwee, Elizabeth M.             Senior Vice President
        Madore, Robert A.                  Senior Vice President
        Malloy, Julie M.                   Senior Vice President
        Manning, Howard K.                 Senior Vice President

        Matteis, Andrew S.                 Senior Vice President
        McAuley, Alexander J.              Senior Vice President
        McDonald, Richard E.               Senior Vice President
        Meehan, Thalia                     Senior Vice President
        Mikami, Darryl K.                  Senior Vice President
        Miller, William H.                 Senior Vice President
        Minn, Seung H.                     Senior Vice President
        Mockard, Jeanne L.                 Senior Vice President
        Morgan, Kelly A.                   Senior Vice President
        Mufson, Michael J.                 Senior Vice President
        Mullin, Hugh H.                    Senior Vice President
        Netois, Jeffrey W.                 Senior Vice President
        Nguyen, Triet M.                   Senior Vice President
        Oler, Stephen S.                   Senior Vice President
        Paine, Robert M.                   Senior Vice President
        Parker, Margery C.                 Senior Vice President
        Perry, William                     Senior Vice President
        Peters, Carmel                     Senior Vice President
        Pohl, Charles G.                   Senior Vice President
        Pollard, Mark D.                   Senior Vice President
        Ray, Christopher A.                Senior Vice President
        Reeves, William H.                 Senior Vice President
        Rosalanko, Thomas J.               Senior Vice President
        Ruys de Perez, Charles A.          Senior Vice President
        Santos, David J.                   Senior Vice President
        Schwister, Jay E.                  Senior Vice President
        Scordato, Christine A.             Senior Vice President
        Senter, Max S.                     Senior Vice President
        Shadek Jr., Edward T.              Senior Vice President
        Silk, David M.                     Senior Vice President
        Simon, Sheldon N.                  Senior Vice President
        Smith Jr., Leo J.                  Senior Vice President
        Smith, Margaret D.                 Senior Vice President
        Stairs, George W.                  Senior Vice President
        Storkerson, John K.                Senior Vice President
        Strumpf, Casey                     Senior Vice President
        Sullivan, Roger R.                 Senior Vice President
        Svensson, Lisa H.                  Senior Vice President
        Swanberg, Charles H.               Senior Vice President
        Taubes, Kenneth J.                 Senior Vice President
        Thomas, David K.                   Senior Vice President
        Thomsen, Rosemary H.               Senior Vice President
        Tibbetts, Richard B.               Senior Vice President
        Till, Hilary F.                    Senior Vice President
        Troped, Bonnie L.                  Senior Vice President
        Van Vleet, Charles C.              Senior Vice President
        Verani, John R.                    Senior Vice President
        Warren, Paul C.                    Senior Vice President
        Weinstein, Michael R.              Senior Vice President

        Weiss, Manuel                      Senior Vice President
        Whalen, Edward P.                  Senior Vice President
        Wheeler, Diane D.F.                Senior Vice President
        Wyke, Richard P.                   Senior Vice President
        Yogg, Michael R.                   Senior Vice President
        Zukowski, Gerald S.                Senior Vice President




Item 29. Principal Underwriters

   Not applicable.

Item 30. Location of Accounts and Records

     See Exhibit 19(b): Books and Records -- Lincoln National Global Asset Allocation Fund, Inc. -- Rules Under Section 31 of the Investment Company Act of 1940.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     Registrant makes the following undertakings:

     to file an amendment to this Registration Statement with certified financial statements showing the initial capital received before it accepts subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the Act; and

     to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement.

     The registrant undertakes to provide, without charge, a copy of the Fund's most recent Annual Report to any receipient of its prospectus who requests it.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 17 day of April, 1998.



                                       LINCOLN NATIONAL
                                       GLOBAL ASSET ALLOCATION FUND, INC.


                                       By  /s/ Kelly D. Clevenger
                                           ----------------------
                                           Kelly D. Clevenger
                                           President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                   Title                    Date
----------                  -----                    ----
                                                      April 17, 1998
/s/ Kelly D. Clevenger      Chairman of the Board     --------------
------------------------    President and Director
Kelly D. Clevenger          (Principal Executive
                            Officer)
                                                      April 17, 1998
*                           Director                  --------------
------------------------
John B. Borsch, Jr.
                                                      April 17, 1998
                            Director                  --------------
------------------------
Kenneth G. Stella
                                                      April 17, 1998
***                         Director                  --------------
------------------------
Barbara S. Kowalczyk
                                                      April 17, 1998
**                          Director                  --------------
------------------------
Nancy L. Frisby

/s/ Eric C. Jones           Chief Accounting Officer  April 17, 1998
------------------------    (Principal Accounting     --------------
Eric C. Jones               Officer)

/s/ Janet C. Whitney        Vice President and        April 17, 1998
------------------------    Treasurer (Principal      --------------
Janet C. Whitney            Financial Officer)

*   By /s/ Jeremy Sachs  pursuant to a Power of Attorney filed with the original
    -------------------  Registration Statement.
    Jeremy Sachs

**  By /s/ Jeremy Sachs  pursuant to a Power of Attorney filed with Post-
    -------------------  Effective Amendment No. 8 to this Registration
    Jeremy Sachs         Statement.

*** By /s/ Jeremy Sachs  pursuant to a Power of Attorney filed with Post-
    -------------------  Effective Amendment No. 9 to the Registration
    Jeremy Sachs         Statement.


Exhibit No.         Description
-----------         -----------

1                   Articles

2                   By-Laws

4                   Certificate

5(a) Sub-Advisory Agreement between Lincoln Investment Management, Inc. and Putnam Investment Management, Inc. dated June 8, 1987.

5(b) Advisory Agreement between Lincoln Investment Management, Inc. and Lincoln National Global Asset Allocation Fund, Inc. dated May 31, 1987.


6(a)                Specimen Agents Contract




8(a)                Custody Agreement


9(a)                Agreement to Purchase Shares.


9(b)                Trade Name Agreement

10                  Opinion of Counsel

11                  Consent of Ernst & Young LLP, Independent Auditors

13                  Investment Letter



17(a)               Financial Data Schedule

18(a)               Power of Attorney-Nancy L. Frisby

18(b)               Power of Attorney-John B. Borsch Jr.

18(c)               Power of Attorney-Barbara S, Kowalczyk

19(a)               ORG Chart

19(b)               Memorandum Concerning Books and Records